UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 27, 2023

National CineMedia, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33296			20-5665602
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)			(I.R.S. Employer Identification No.)

6300 S. Syracuse Way	Suite 300	Centennial	Colorado	80111
(Address of Principal Executive Offices)				(Zip Code)
(303) 792-3600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $0.01 per share	NCMI	The Nasdaq Stock Market LLC
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03	Bankruptcy or Receivership
As previously disclosed, on April 11, 2023 (the “Petition Date”), National CineMedia, LLC (“NCM LLC”), the operating company for National CineMedia, Inc. (“NCM, Inc.” or the “Company”), filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the Bankruptcy Code. The Chapter 11 case is being administered under the caption In re: National CineMedia, LLC, Case No. 23-90291.

On May 12, 2023, NCM LLC filed the solicitation versions of the First Amended Plan of Reorganization of National CineMedia, LLC Pursuant to Chapter 11 of the Bankruptcy Code [Docket No. 249] and the Amended Disclosure Statement for First Amended Chapter 11 Plan of Reorganization of National CineMedia, LLC [Docket No. 250] (the “Disclosure Statement”). On June 25, 2023, NCM LLC filed the Modified First Amended Plan of Reorganization of National CineMedia, LLC Pursuant to Chapter 11 of the Bankruptcy Code [Docket No. 428] (as may be amended, supplemented, or otherwise modified from time to time, and including all exhibits and supplements thereto, the “Plan”). A copy of the Plan is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference. Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meanings given to them in the Plan.

On June 27, 2023, the Bankruptcy Court entered an order (the “Confirmation Order”) approving the Disclosure Statement on a final basis and confirming the Plan. A copy of the Confirmation Order, with a copy of the Plan as confirmed attached thereto, is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Plan incorporates by reference certain documents filed with the Bankruptcy Court as part of the Plan Supplement as the same has been amended from time to time prior to confirmation of the Plan and may be further amended prior to the effective date of the Plan (the “Effective Date”) or as otherwise set forth in the Plan or Confirmation Order.

The Company is currently targeting an Effective Date occurring on or before August 26, 2023, which date may be extended for an additional 30 days if the Effective Date has not occurred solely because the Increased Share Authorization
Event has not yet occurred.

The following is a summary of the material terms of the Plan. This summary describes only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan and the Confirmation Order filed as Exhibit 2.1 and incorporated by reference.

Pursuant to the Plan, there will be a restructuring that provides for, among other things, the treatment for classes of claims and interests as follows:

•Secured Debt Claims. Each holder of a Secured Debt Claim shall receive its pro rata share of 100% of new common membership units (the equity in reorganized NCM LLC) subject to (a) reallocation of new common membership units to NCM, Inc. pursuant to the NCMI 9019 Settlement and (b) dilution on account of new common membership units issued on account of, among other things, a post-emergence management incentive plan.
•General Unsecured Claims. Each holder of a General Unsecured Claim, which includes, among other things, claims under the Unsecured Note Indenture, shall receive its pro rata share of $15,000,000, with (i) $14,500,000 contributed by NCM LLC and (ii) $500,000 contributed directly from NCM, Inc.
•General Unsecured Convenience Claims. Each holder of a General Unsecured Claim in the amount of $50,000 or less shall receive payment in full in cash on NCM LLC’s emergence from Chapter 11 or the date due in the ordinary course of business in accordance with the terms and conditions of the particular transaction giving rise to such claim; provided that any General Unsecured Claim (other than claims under the Unsecured Note Indenture) that is Allowed in excess of $50,000 shall not be treated as a General Unsecured Convenience Claim unless the Holder of such Allowed General Unsecured Claim opts in to such treatment, and agrees to reduce its Allowed General Unsecured Claim to $50,000 pursuant to the procedures set forth in the Confirmation Order.
•Existing NCM LLC Interests. Interests in NCM LLC will receive no recovery and shall be cancelled.
Pursuant to section 1123(b)(3) of the Bankruptcy Code and Rule 9019 of the Federal Rules of Bankruptcy Procedure,

the Plan contains and effects global and integrated compromises and settlements between and among NCM LLC, the Creditors’ Committee, the Consenting Creditors, and NCM, Inc. The NCMI 9019 Settlement, between the Company, NCM LLC, and an ad hoc group of secured lenders was previously described in the Company’s Current Report on Form 8-K, dated April 12, 2023. The NCMI 9019 Settlement continues to provide that following the Effective Date the Company will have an aggregate ownership interest of approximately 13.8% of NCM LLC that will be reallocated to the Company from the Secured Debt Claims.

Item 7.01	Regulation FD Disclosure

Press Release Announcing Confirmation Order
On June 27, 2023, NCM, Inc. issued a press release announcing the Bankruptcy Court’s entry of the Confirmation Order. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
The information furnished pursuant to this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended or the Exchange Act.
Cautionary Statement Regarding Forward Looking Statements
This Current Report on Form 8-K contains various forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements reflect management’s current expectations or beliefs regarding future events, including with respect to the Effective Date and the ultimate resolution of the Chapter 11 case discussions with lenders, and are subject to a number of important factors, risks, uncertainties and assumptions that could cause actual results to differ materially from those described in any forward-looking statements. These factors and risks include, but are not limited to, unanticipated developments in the Chapter 11 case that prevent, delay or negatively impact a resolution of discussions with lenders and other financial, operational and legal risks and uncertainties detailed from time to time in cautionary statements contained in the filings of the Company with the Securities and Exchange Commission. These forward-looking statements represent the Company’s judgment as of the date of this Current Report. Investors are cautioned that reliance on these forward-looking statements involve risks and uncertainties. Although the Company believes that the assumptions used in the forward-looking statements are reasonable, any of these assumptions could prove to be inaccurate and, as a result, actual results could differ materially from those expressed or implied in the forward-looking statements.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

2.1	Confirmation Order, dated June 27, 2023.
99.1	Modified First Amended Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated June 25, 2023.
99.2	Press Release, June 27, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: June 27, 2023	By:	/s/ Ronnie Y. Ng
Ronnie Y. Ng
Chief Financial Officer